S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands, except per share data)

	2010	2010	2009
	Second Quarter	First Quarter	Second Quarter

Income Statements
Interest Income	$45,561	$45,324	$49,226
Interest Expense	8,936	9,410	12,677
Net Interest Income	36,625	35,914	36,549
Taxable Equivalent Adjustment	1,194	1,222	1,311
Net Interest Income (FTE)	37,819	37,136	37,860

Provision For Loan Losses	9,127	4,430	32,184

Net Interest Income After Provisions (FTE)	28,692	32,706	5,676

Security Gains (Losses), Net	103	153	(1,296)

Service Charges and Fees	3,166	2,971	3,232
Wealth Management	1,916	1,984	1,912
Insurance	1,964	2,368	1,985
Other	4,380	3,867	4,624

Total Noninterest Income	11,426	11,190	11,753

Salaries and Employee Benefits	11,811	12,565	12,698
Occupancy and Equipment Expense, Net	2,987	3,072	3,023
Data Processing Expense	1,451	1,603	1,542
FDIC Expense	1,398	1,301	3,447
Other	8,088	9,389	12,052

Total Noninterest Expense	25,735	27,930	32,762

Income (Loss) Before Taxes	14,486	16,119	(16,629)
Taxable Equivalent Adjustment	1,194	1,222	1,311
Applicable Income Taxes	3,888	3,593	(9,284)

Net Income (Loss)	9,404	11,304	(8,656)
Preferred Stock Dividends	1,549	1,547	1,541

Net Income (Loss) Available to Common Shareholders	$7,855	$9,757	($10,197)

Per Common Share Data:

Shares Outstanding at End of Period	27,819,757	27,777,931	27,654,530
Average Shares Outstanding - Diluted	27,797,206	27,753,384	27,650,937
Net Income (Loss) - Diluted	$0.28	$0.35	($0.37)
Dividends Declared	$0.15	$0.15	$0.15
Common Book Value	$16.55	$16.39	$15.48
Tangible Common Book Value (1)	$10.31	$10.12	$9.17
Market Value	$19.76	$20.90	$12.16

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands, except per share data)

	For the Six Months Ended June 30,
	2010	2009

Income Statements
Interest Income	$90,885	$99,650
Interest Expense	18,345	26,956
Net Interest Income	72,540	72,694
Taxable Equivalent Adjustment	2,416	2,645
Net Interest Income (FTE)	74,956	75,339

Provision For Loan Losses	13,557	53,573

Net Interest Income After Provisions (FTE)	61,399	21,766

Security Gains (Losses), Net	257	(2,542)

Service Charges and Fees	6,136	6,288
Wealth Management	3,900	3,655
Insurance	4,332	3,847
Other	8,247	8,225

Total Noninterest Income	22,615	22,015

Salaries and Employee Benefits	24,376	24,353
Occupancy and Equipment Expense, Net	6,060	6,106
Data Processing Expense	3,054	3,010
FDIC Expense	2,699	5,388
Other	17,477	19,343

Total Noninterest Expense	53,666	58,200

Income (Loss) Before Taxes	30,605	(16,961)
Taxable Equivalent Adjustment	2,416	2,645
Applicable Income Taxes	7,481	(9,108)

Net Income (Loss)	20,708	(10,498)
Preferred Stock Dividends	3,096	2,824

Net Income (Loss) Available to Common Shareholders	$17,612	($13,322)

Per Common Share Data:

Average Shares Outstanding - Diluted	27,779,963	27,644,152
Net Income (Loss) - Diluted	$0.63	($0.48)
Dividends Declared	$0.30	$0.46

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands)

	2010		2010		2009
	Second Quarter		First Quarter		Second Quarter

Balance Sheet (Period-End)
Assets
Cash	$71,150		$72,605		$65,150
Securities	339,737		352,271		409,011
Loans, Net	3,342,761		3,335,380		3,401,896
Other Assets	385,590		375,511		367,819
Total Assets	$4,139,238		$4,135,767		$4,243,876

Liabilities and Shareholders' Equity
Noninterest-bearing Deposits	$732,618		$709,422		$629,967
Interest-bearing Deposits	2,564,578		2,636,394		2,525,885
Short-term Borrowings	96,246		47,996		291,763
Long-term Debt	130,947		136,250		207,028
Other Liabilities	48,646		44,962		56,139
Shareholders' Equity	566,203		560,743		533,094
Total Liabilities and Shareholders' Equity	$4,139,238		$4,135,767		$4,243,876

Net Interest Margin (Quarterly Averages)
Assets
Interest-earning Assets:
Loans, Gross	$3,402,494	5.08%	$3,404,096	5.08%	$3,508,104	5.25%
Securities	342,861	4.20%	352,915	4.35%	427,285	4.30%
Total Interest-earning Assets	3,745,355	5.05%	3,757,011	5.02%	3,935,389	5.15%
Noninterest-earning Assets	390,027		380,469		369,017
Total Assets	$4,135,382		$4,137,480		$4,304,406

Liabilities and Shareholders' Equity
Interest-bearing Liabilities:
Interest-bearing Demand Deposits and Savings	$1,280,421	0.29%	$1,249,940	0.29%	$1,232,733	0.39%
Certificates of Deposits	1,308,614	2.01%	1,316,673	2.08%	1,362,427	2.54%
Short-term Borrowings	74,779	0.36%	132,300	0.28%	243,148	0.37%
Long-term Debt	135,906	4.13%	157,386	4.32%	229,959	4.60%
Total Interest-bearing Liabilities	2,799,720	1.27%	2,856,299	1.33%	3,068,267	1.66%

Noninterest-bearing Liabilities and Capital:
Noninterest-bearing Demand Deposits	728,517		683,973		625,601
Other Liabilities	44,244		41,549		60,570
Shareholders' Equity	562,901		555,659		549,968
Total Noninterest-bearing Liabilities	1,335,662		1,281,181		1,236,139
Total Liabilities and Shareholders' Equity	$4,135,382		$4,137,480		$4,304,406

Net Yield on Interest-Earning Assets		4.05%		4.00%		3.86%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands)

	2010		2010		2009
	Second Quarter		First Quarter		Second Quarter

Loans (Period-End)
Consumer
Home Equity	$451,274		$457,178		$454,394
Residential Mortgage	363,660		360,113		380,735
Consumer Installment	76,755		76,997		82,639
Construction	9,624		8,899		11,162
Total Consumer Loans	901,313		903,187		928,930
Commercial
Commercial Real Estate	1,424,212		1,422,761		1,388,166
Commercial & Industrial	734,077		715,178		766,618
Construction	337,127		357,277		376,058
Total Commercial Loans	2,495,416		2,495,216		2,530,842
Total Loans	$3,396,729		$3,398,403		$3,459,772

Nonperforming Loans (NPL)		% NPL		% NPL		% NPL
Consumer
Home Equity	$1,777	0.39%	$1,618	0.35%	$2,224	0.49%
Residential Mortgage	7,398	2.03%	4,695	1.30%	4,509	1.18%
Consumer Installment	93	0.12%	99	0.13%	11	0.01%
Construction	-	-	-	-	-	-
Total Consumer Loans	9,268	1.03%	6,412	0.71%	$6,744	0.73%
Commercial
Commercial Real Estate	51,070	3.59%	66,138	4.65%	23,436	1.69%
Commercial & Industrial	2,265	0.31%	3,356	0.47%	11,833	1.54%
Construction	14,686	4.36%	20,884	5.85%	29,420	7.82%
Total Commercial Loans	68,021	2.73%	90,378	3.62%	64,689	2.56%
Total Nonperforming Loans	$77,289	2.28%	$96,790	2.85%	$71,433	2.06%

Construction and Commercial Real Estate (CRE) by Location
Pennsylvania	$1,404,508		$1,417,113		$1,437,372
New York	101,742		107,263		96,788
Ohio	78,244		75,698		75,098
North Carolina	16,740		20,113		14,905
Arizona	18,917		18,032		18,787
Florida	10,313		13,753		17,310
Southeast Region	56,299		54,701		40,888
Midwest Region	26,141		23,706		18,376
Southwest Region	13,818		13,552		10,142
Western Region	13,207		13,313		12,146
Mid-Atlantic Region	11,925		12,160		10,911
New England	9,485		10,634		11,501
Total Construction and CRE by Location	$1,761,339		$1,780,038		$1,764,224

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands)

	2010		2010		2009
	Second Quarter		First Quarter		Second Quarter

Construction and Commercial Real Estate - NPL by Location		% NPL		% NPL		% NPL
Pennsylvania	$50,100	3.57%	$62,579	4.42%	$27,547	1.92%
New York	3,253	3.20%	4,883	4.55%	10,793	11.15%
Ohio	-	-	-	-	-	-
North Carolina	2,534	15.14%	5,348	26.59%	181	1.21%
Arizona	461	2.44%	722	4.00%	1,994	10.61%
Florida	-	-	3,301	24.00%	3,087	17.83%
Southeast Region	-	-	-	-	-	-
Midwest Region	-	-	-	-	-	-
Southwest Region	3,061	22.15%	2,717	20.05%	989	9.75%
Western Region	-	-	-	-	-	-
Mid-Atlantic Region	-	-	-	-	-	-
New England	6,347	66.92%	7,472	70.26%	8,265	71.86%
Total Construction and CRE - NPL by Location	$65,756	3.73%	$87,022	4.89%	$52,856	3.00%

Construction and Commercial Real Estate by Type
Retail/Strip Malls	$297,864		$295,630		$297,607
Residential Rental Properties	285,705		284,807		256,872
Offices	224,011		239,746		240,926
Hotels	192,416		175,870		144,159
Manufacturing/Industrial/Warehouse	137,427		131,854		116,069
Real Estate Development - Commercial	104,927		108,141		111,439
Flex/Mixed Use	102,616		107,537		102,190
Healthcare/Education	94,648		99,632		93,977
Real Estate Development - Residential	74,799		83,718		112,536
Miscellaneous	246,926		253,103		288,449
Total Construction and CRE by Type	$1,761,339		$1,780,038		$1,764,224

Construction and Commercial Real Estate - NPL by Type		% NPL		% NPL		% NPL
Retail/Strip Malls	$5,463	1.83%	$4,373	1.48%	$5,039	1.69%
Residential Rental Properties	15,706	5.50%	19,975	7.01%	3,527	1.37%
Offices	1,868	0.83%	1,296	0.54%	1,198	0.50%
Hotels	3,562	1.85%	2,095	1.19%	2,095	1.45%
Manufacturing/Industrial/Warehouse	3,634	2.64%	4,262	3.23%	-	-
Real Estate Development - Commercial	7,449	7.10%	10,652	9.85%	9,791	8.79%
Flex/Mixed Use	2,375	2.31%	6,046	5.62%	1,655	1.62%
Healthcare/Education	3,423	3.62%	3,283	3.30%	3,678	3.91%
Real Estate Development - Residential	5,079	6.79%	9,043	10.80%	18,676	16.60%
Miscellaneous	17,197	6.96%	25,997	10.27%	7,197	2.50%
Total Construction and CRE - NPL by Type	$65,756	3.73%	$87,022	4.89%	$52,856	3.00%

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands, except per share data)

	2010	2010	2009
	Second Quarter	First Quarter	Second Quarter

Asset Quality Data
Nonaccrual Loans and Nonperforming Loans	$77,289	$96,790	$71,433
Assets Acquired through Foreclosure or Repossession	4,737	3,087	2,262
Nonperforming Assets	82,026	99,877	73,695
Allowance for Loan Losses	53,968	63,023	57,875
Nonperforming Loans / Loans	2.28%	2.85%	2.06%
Nonperforming Assets / Loans plus OREO	2.41%	2.94%	2.13%
Allowance for Loan Losses / Loans	1.59%	1.85%	1.67%
Allowance for Loan Losses / Nonperforming Loans	70%	65%	81%
Net Loan Charge-offs (Recoveries)	18,182	987	34,156
Net Loan Charge-offs (Recoveries) (Annualized) / Average Loans	2.14%	0.12%	3.91%

Profitability Ratios (Annualized)
Common Return on Average Assets	0.76%	0.96%	-0.95%
Common Return on Average Tangible Common Assets (2)	0.80%	1.00%	-0.99%
Common Return on Average Shareholders' Equity	5.60%	7.12%	-7.44%
Common Return on Average Tangible Common Equity (3)	11.12%	14.34%	-15.13%
Efficiency Ratio (FTE) (4)	52.26%	57.79%	66.04%

Capitalization Ratios
Dividends Paid to Net Income (Loss)	53.08%	42.67%	NM
Common Equity / Assets	11.12%	11.01%	10.09%
Leverage Ratio	10.64%	10.51%	9.56%
Risk Based Capital - Tier I	12.52%	12.40%	11.33%
Risk Based Capital - Total	15.87%	15.75%	14.60%
Tangible Common Equity / Tangible Assets (5)	7.23%	7.09%	6.23%

		For the Six Months Ended June 30,
		2010	2009

Asset Quality Data
Net Loan Charge-offs (Recoveries)		19,169	38,387
Net Loan Charge-offs (Recoveries) (Annualized) / Average Loans		1.14%	2.20%

Profitability Ratios (Annualized)
Common Return on Average Assets		0.86%	-0.62%
Common Return on Average Tangible Common Assets (6)		0.90%	-0.65%
Common Return on Average Shareholders' Equity		6.35%	-4.92%
Common Return on Average Tangible Common Equity (7)		12.70%	-9.77%
Efficiency Ratio (FTE) (4)		55.00%	59.78%

Capitalization Ratios
Dividends Paid to Net Income (Loss)		47.31%	NM

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited (Dollars in thousands, except per share data)

	2010	2010	2009
	Second Quarter	First Quarter	Second Quarter

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1) Tangible Common Book Value
Common Book Value (GAAP Basis)	$16.55	$16.39	$15.48
Effect of Excluding Intangible Assets	(6.24)	(6.27)	(6.31)
Tangible Common Book Value	$10.31	$10.12	$9.17

(2) Common Return on Average Tangible Common Assets
Common Return on Average Assets (GAAP Basis)	0.76%	0.96%	-0.95%
Effect of Excluding Intangible Assets	0.04%	0.04%	-0.04%
Common Return on Average Tangible Common Assets	0.80%	1.00%	-0.99%

(3) Common Return on Average Tangible Common Equity
Common Return on Average Shareholders' Equity (GAAP Basis)	5.60%	7.12%	-7.44%
Effect of Excluding Intangible Assets	3.02%	3.97%	-4.23%
Effect of Excluding Preferred Stock	2.50%	3.25%	-3.46%
Common Return on Average Tangible Common Equity	11.12%	14.34%	-15.13%

(4) Recurring noninterest expense divided by recurring noninterest income plus net interest income, on a fully taxable equivalent basis.

(5) Tangible Common Equity / Tangible Assets
Common Equity / Assets (GAAP Basis)	11.12%	11.01%	10.09%
Effect of Excluding Intangible Assets	-3.89%	-3.92%	-3.86%
Tangible Common Equity / Tangible Assets	7.23%	7.09%	6.23%

		For the Six Months Ended June 30,
		2010	2009

(6) Common Return on Average Tangible Common Assets
Common Return on Average Assets (GAAP Basis)		0.86%	-0.62%
Effect of Excluding Intangible Assets		0.04%	-0.03%
Common Return on Average Tangible Common Assets		0.90%	-0.65%

(7) Common Return on Average Tangible Common Equity
Common Return on Average Shareholders' Equity (GAAP Basis)		6.35%	-4.92%
Effect of Excluding Intangible Assets		3.48%	-2.53%
Effect of Excluding Preferred Stock		2.87%	-2.32%
Common Return on Average Tangible Common Equity		12.70%	-9.77%